UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service) J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1:  Report to Shareholders.

FPA Paramount Fund, Inc.

Annual Report

September 30, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

During the third quarter of 2015, the Fund declined 11.84% compared to the MSCI All Country World Index's (Net) (the "Index") decline of 9.45%. Year to date, the Fund declined 7.89% versus a decline of 7.04% for the Index.1

As always, we believe it is important for shareholders and future investors to understand our performance objective and the return profile implicit in the execution of our strategy is to continuously maximize the Fund's discount to intrinsic value, and therefore maximize long-term potential returns. Doing so with a concentrated portfolio means performance may vary significantly from period to period in relation to the Index. We are willing to tolerate this type of short-term volatility because we believe increasing the Fund's holdings of securities trading at discounts relative to their long-term value, even when doing so may negatively impact short-term performance. create the best chances for long-term outperformance.

Key Performers

Our worst performing holding in the quarter was U.S.-based Joy Global, which declined about 58.4%. Joy is a global manufacturer of mining equipment, whose biggest customers are coal producers. The downturn in Chinese commodity demand has had a major impact on the business, causing Joy's sales to fall by more than 45%, and operating profit by more than 75% in the last three years. EBITA1 now stands effectively at the same level it was ten years ago. While Joy's market is experiencing a severe down cycle in the short term, including some re-basing from the long commodity super cycle, longer term we believe that coal will remain a major fuel source, and that most of the Joy mining systems installed around the world will continue to operate. As customers run this installed equipment under harsh conditions, we expect Joy will be able to capture the higher-margin service and replacement parts required. Joy also continues to have leading market share for sophisticated customers as it operates in a global duopoly with Caterpillar. Joy's management has responded to the downturn by reducing operating expenses to balance manufacturing utilization as well as eliminating any growth capital spending. Balance sheet leverage has increased to 2.5x Net Debt to EBITDA2 because of the operating profit decline, but we expect cash flow to provide ample liquidity to meet future debt obligations. Ultimately, Joy is a strong franchise in a niche, concentrated market, with a solid recurring business. It is financially robust and well managed. Yet in the current environment, its stock trades at less than 13x depressed earnings. It also presents us with a double digit free cash flow yield, while we wait for some normalization of underlying business conditions. Consequently, we have added further to the position.

Our best performing reported holding in the quarter was U.S.-based Google, which gained approximately 16.9%. The company operates a global advertising business, selling ads through its internet search engine and other programs, as well as placing ads on other companies' websites. As the shift in consumer attention to online activities continues, advertisers are increasing the amount spent online to the benefit of companies with unique assets like Google. In recent years, company expenses have grown faster than revenues as investments in R&D and physical hosting infrastructure have grown. Based on recent management comments, the company intends to slow the rate of future expense growth. Despite the investment phase, return on capital employed exceeded 30% on average over the last five years. The company's financial strength is very robust, reflecting balance sheet cash

1  Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372.

2  Net Debt to EBITDA is a measurement of leverage, calculated as a company's interest-bearing liabilities minus cash or cash equivalents, divided by its EBITDA. EBITDA (Earnings before Interest, Tax, Depreciation and Amortization ) is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

and expected cash flow generation. With seemingly more focus on operational discipline now, we remain interested in being invested in the company, so long as the stock offers an appropriate margin of safety3.

Portfolio Activity

For much of the first six months of 2015, opportunities to buy high-quality businesses at appropriately discounted valuations had been rare, but the tide finally seemed to turn in the third quarter. The slowing Chinese economy and its negative impact on emerging market growth, commodity demand and developed market corporations with exposure to these areas caused the Index to fall approximately 13% from its highs in the second quarter of 2015. We took full advantage of the swoon, buying seven new positions and increasing the weights in several others. This led to our cash balance during the quarter to decline from 19% to 9%.

The new positions are businesses we had known for many years and in some cases owned previously. Ansell, based in Australia, is a global provider of health and safety products including gloves, protective clothing and sexual health products. Based in the U.S., Twenty-First Century Fox is a media company with global broadcast and cable assets. Richemont, based in Switzerland, owns luxury brands including Cartier, Piaget, Baume & Mercier and Montblanc. Another new position related to Richemont is Swatch. Based in Switzerland, the company owns a collection of watch brands including Omega, Longines and its namesake, as well as serving as the largest supplier of mechanical components to the rest of the Swiss watch industry. Finally, DKSH, based in Switzerland, offers international market expansion services, mostly across Asia. The company acts as an outsourcer, helping customers establish or expand their products, brands or services.

Portfolio Profile

The Fund's overall profile changed slightly this quarter as the number of disclosed holdings increased to thirty-eight. This is a greater number than in the recent past due to the opportunistic purchases described above, but remains within the range of the twenty-five to fifty businesses that we would expect to own at any given point in time. The top ten holdings represented about 40% of Fund assets, and position sizes are based on the relative discount to intrinsic value of each (largest weightings correspond to the largest discounts).

Most of the positions are large-caps (median $15 billion), including several considered mega-caps, in part as a function of our mandate which focuses on companies with market caps in excess of $2 billion. Companies domiciled in Europe and the U.S. continue to represent most of our portfolio, with Asia Pacific and a few emerging market investments making up the balance. Where a company is domiciled generally matters little to us. Since many of these are large companies, they typically conduct business on a global basis. This means they often generate significant amounts of their cash flows outside their home countries, rendering traditional country classification less useful.

Respectfully submitted,

Gregory Herr Portfolio Manager	Pierre O. Py Portfolio Manager
October 16, 2015

3  Margin of safety — Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffett, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security

FPA PARAMOUNT FUND, INC.
HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Paramount Fund, Inc. vs. MSCI AWCI from October 1, 2005 to September 30, 2015

The MSCI All Country World NR Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging markets. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Index is computed on a total return basis, which includes reinvestment of all distributions.

A new strategy for FPA Paramount Fund, Inc. was implemented beginning on September 1, 2013. The returns above include performance of the previous managers prior to that date.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. As of the most recent prospectus, the expense ratio is 1.26% (see notes to financial statements). Information regarding the Fund's redemption fees can be found on page 14.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2015

COMMON STOCKS	Shares	Fair Value
APPAREL, FOOTWEAR & ACC DESIGN — 9.2%
adidas AG (Germany)	45,700	$3,677,202
Cie Financiere Richemont SA (Switzerland)	30,000	2,330,187
Prada SpA (Italy)	1,291,800	4,950,479
Swatch Group AG (The) (Switzerland)	8,700	3,222,553
		$14,180,421
INFRASTRUCTURE SOFTWARE — 8.0%
Microsoft Corp.	123,100	$5,448,406
Oracle Corp.	188,400	6,805,008
		$12,253,414
OTHER COMMERCIAL SERVICES — 6.7%
ALS, Ltd. (Australia)	2,412,294	$7,788,672
Intertek Group plc (Britain)	70,000	2,574,246
		$10,362,918
COURIER SERVICES — 6.6%
TNT Express NV (Netherlands)	1,334,560	$10,167,253
OIL & GAS SERVICES & EQUIPMENT — 5.2%
Fugro NV (CVA) (Netherlands)*	336,275	$5,938,785
ShawCor, Ltd. (Canada)	95,300	1,998,122
		$7,936,907
FLOW CONTROL EQUIPMENT — 4.6%
Rotork plc (Britain)	800,000	$1,994,409
Sulzer AG (Switzerland)	52,000	5,095,424
		$7,089,833
COMMUNICATIONS EQUIPMENT — 3.9%
Cisco Systems, Inc.	89,100	$2,338,875
Samsung Electronics Co. Ltd. (South Korea)	3,800	3,635,535
		$5,974,410
ADVERTISING & MARKETING — 3.6%
DKSH Holding AG (Switzerland)	60,000	$3,795,403
Publicis Groupe SA (France)	25,950	1,768,208
		$5,563,611
HEALTH CARE SERVICES — 3.6%
Laboratory Corp. of America Holdings*	50,400	$5,466,888
RESTAURANTS — 3.4%
McDonald's Corp.	52,600	$5,182,678

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

COMMON STOCKS — Continued	Shares	Fair Value
PACKAGED FOOD — 3.3%
Danone SA (France)	57,100	$3,599,794
Nestle SA (Switzerland)	19,100	1,435,538
		$5,035,332
INDUSTRIAL DISTRIBUTION & RENTAL — 3.0%
Aggreko plc (Britain)	317,007	$4,560,541
INTERNET MEDIA — 2.7%
Google, Inc. (Class C)*	6,800	$4,137,256
AIRCRAFT & PARTS — 2.3%
Meggitt plc (Britain)	482,200	$3,473,630
APPLICATION SOFTWARE — 2.1%
SAP SE (Germany)	50,150	$3,247,378
CONSTRUCTION & MINING MACHINERY — 2.1%
Joy Global, Inc.	215,900	$3,223,387
ENTERTAINMENT CONTENT — 2.1%
Twenty-First Century Fox, Inc. (Class B)	118,000	$3,194,260
SECURITY SERVICES — 2.0%
G4S plc (Britain)	905,250	$3,159,244
RUBBER & PLASTIC — 2.0%
Ansell Ltd. (Australia)	230,000	$3,026,945
SEMICONDUCTOR MANUFACTURING — 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (Taiwan)	141,400	$2,934,050
BEVERAGES — 1.9%
Diageo plc (Britain)	108,400	$2,903,302
SPECIALTY PHARMA — 1.8%
Hypermarcas SA (Brazil)*	740,600	$2,854,425

FPA PARAMOUNT FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
PROFESSIONAL SERVICES — 1.7%
Michael Page International plc (Britain)	364,022	$2,610,195
CONTAINERS & PACKAGING — 1.5%
Brambles, Ltd. (Australia)	335,000	$2,290,230
FOOD SERVICES — 1.1%
Sodexo SA (France)	20,900	$1,728,170
AGRICULTURAL CHEMICALS — 0.9%
Incitec Pivot Ltd. (Australia)	481,902	$1,319,164
CONSUMER FINANCE — 0.5%
PayPal Holdings, Inc.*	24,900	$772,896
E-COMMERCE DISCRETIONARY — 0.4%
eBay, Inc.*	24,900	$608,556
OTHER COMMON STOCKS — 4.3%		$6,690,399
TOTAL COMMON STOCKS — 92.4% (Cost $169,471,889)		$141,947,693
SHORT-TERM INVESTMENTS — 9.3%
State Street Bank Repurchase Agreement — 0.00% 10/1/2015 (Dated 09/30/2015, repurchase price of $14,359,000, collateralized by $13,660,000 principal amount U.S. Treasury Notes — 2.75% 2023, fair value $14,650,350)	$14,359,000	$14,359,000
TOTAL SHORT-TERM INVESTMENTS (Cost $14,359,000)		$14,359,000
TOTAL INVESTMENTS — 101.7% (Cost $183,830,889)		$156,306,693
Other assets and liabilities, net — (1.7)%		(2,673,247)
NET ASSETS — 100.0%		$153,633,446

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investment securities — at fair value (identified cost $169,471,889)	$141,947,693
Short-term investments — at amortized cost (maturities 60 days or less)	14,359,000
Cash	640
Receivable for:
Investment securities sold	3,137,392
Dividends and interest	514,168
Capital Stock sold	64,739
Unrealized gain on foreign currency contracts	4,771
Total assets	160,028,403
LIABILITIES
Payable for:
Investment securities purchased	5,408,526
Capital Stock repurchased	791,758
Advisory fees	91,670
Accrued expenses and other liabilities	103,003
Total liabilities	6,394,957
NET ASSETS	$153,633,446
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share; authorized 100,000,000 shares; outstanding 9,961,822 shares	$2,490,456
Additional Paid-in Capital	181,769,289
Accumulated net realized loss on investments	(3,882,401)
Undistributed net investment income	793,776
Net unrealized depreciation	(27,537,674)
NET ASSETS	$153,633,446
NET ASSET VALUE
Offering and redemption price per share	$15.42

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $122,281)	$3,529,490
Interest	8,176
Total investment income	3,537,666
EXPENSES
Advisory fees	2,087,274
Transfer agent fees and expenses	105,620
Audit and tax services fees	97,223
Directors fees and expenses	91,497
Filing fees	65,104
Reports to shareholders	46,879
Custodian fees	43,793
Legal fees	42,217
Administrative services fees	4,473
Professional fees	3,370
Other	39,251
Total expenses	2,626,701
Reimbursement from Adviser	(37,945)
Net expenses	2,588,756
Net investment income	948,910
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,882,401)
Foreign currency transactions	(24,313)
Net change in unrealized appreciation (depreciation) of:
Investments	(10,309,269)
Translation of foreign currency denominated amounts	(13,478)
Net realized and unrealized loss	(14,229,461)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,280,551)

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$948,910	$2,848,759
Net realized gain (loss)	(3,906,714)	80,476,488
Net change in unrealized depreciation	(10,322,747)	(86,527,008)
Net decrease in net assets resulting from operations	(13,280,551)	(3,201,761)
Distributions to shareholders from:
Net investment income	(2,820,477)	—
Net realized capital gains	(5,979,410)	(101,793,458)
Total distributions	(8,799,887)	(101,793,458)
Capital Stock transactions:
Proceeds from Capital Stock sold	9,053,411	116,197,881
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	8,359,632	96,041,355
Cost of Capital Stock repurchased	(145,627,208)*	(129,361,231)*
Net increase (decrease) from Capital Stock transactions	(128,214,165)	82,878,005
Total change in net assets	(150,294,603)	(22,117,214)
NET ASSETS
Beginning of Year	303,928,049	326,045,263
End of Year	$153,633,446	$303,928,049
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	543,599	6,088,690
Shares issued to shareholders upon reinvestment of dividends and distributions	498,785	4,865,802
Shares of Capital Stock repurchased	(8,474,309)	(6,258,232)
Change in Capital Stock outstanding	(7,431,925)	4,696,260

*  Net of redemption fees of $10,177 and $10,550 for the year ended September 30, 2015 and year ended September 30, 2014, respectively.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Year Ended September 30,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$17.47	$25.68	$20.00	$15.68	$16.55
Income from investment operations:
Net investment income*	$0.08	$0.16	$0.03	— **	$0.02
Net realized and unrealized gain (loss) on investment securities	(1.35)	(0.01)	5.69	$4.32	(0.83)
Total from investment operations	$(1.27)	$0.15	$5.72	$4.32	$(0.81)
Less distributions:
Dividends from net investment income	$(0.25)	—	$(0.03)	—	$(0.06)
Distributions from net realized capital gains	(0.53)	$(8.36)	(0.01)	—	—
Total distributions	$(0.78)	$(8.36)	$(0.04)	—	$(0.06)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$15.42	$17.47	$25.68	$20.00	$15.68
Total investment return***	(7.63)%	(0.55)%	28.64%	27.55%	(4.95)%
Ratios/supplemental data:
Net Assets, End of Year (in $000's)	$153,633	$303,928	$326,045	$259,158	$223,910
Ratio of expenses to average net assets:
Before reimbursement from Adviser	1.32%	1.22%	0.92%	0.94%	0.93%
After reimbursement from Adviser	1.30%	1.06%	0.92%	0.94%	0.93%
Ratio of net investment income to average net assets:
Before reimbursement from Investment Adviser	0.46%	0.76%	0.13%	0.01%	0.08%
After reimbursement from Investment Adviser	0.48%	0.92%	0.13%	0.01%	0.08%
Portfolio turnover rate	38%	113%	19%	6%	10%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Foreign Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $65,550,489 for the year ended September 30, 2015. The proceeds and cost of securities sold resulting in net realized losses of $3,882,401 aggregated $114,931,071 and $118,813,472, respectively, for the year ended September 30, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at September 30, 2015:

Undistributed Ordinary Income	$798,547

The tax status of distributions paid during the fiscal years ended September 30, 2015 and 2014 were as follows:

	2015	2014
Dividends from ordinary income	$5,828,007	$1,115,345
Distributions from long-term capital gains	2,971,880	100,678,113

The cost of investment securities held at September 30, 2015, was $169,519,839 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at September 30, 2015, for federal income tax purposes was $4,329,067 and $31,901,213, respectively resulting in net unrealized depreciation of $27,572,146. As of and during the year ended September 30, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2011 or by state tax authorities for years ended on or before September 30, 2010.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition to the advisory fee, the Fund previously reimbursed the Adviser monthly for costs incurred in providing certain financial and administrative services to the Fund. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide these financial and administrative services and terminated this portion of the Agreement with the Adviser. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.32% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2015. Commencing on February 1, 2015, the Adviser contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2016.

For the year ended September 30, 2015, the Fund paid aggregate fees of $91,497 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended September 30, 2015, the Fund collected $10,177 in redemption fees. The impact of these fees is less than $0.01 per share.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2015:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Apparel, Footwear & Acc Design	$14,180,421	—	—	$14,180,421
Infrastructure Software	12,253,414	—	—	12,253,414
Other Commercial Services	10,362,918	—	—	10,362,918
Courier Services	10,167,253	—	—	10,167,253
Oil & Gas Services & Equipment	7,936,907	—	—	7,936,907
Flow Control Equipment	7,089,833	—	—	7,089,833
Communications Equipment	5,974,410	—	—	5,974,410
Advertising & Marketing	5,563,611	—	—	5,563,611
Health Care Services	5,466,888	—	—	5,466,888
Restaurants	5,182,678	—	—	5,182,678
Packaged Food	5,035,332	—	—	5,035,332
Industrial Distribution & Rental	4,560,541	—	—	4,560,541

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Internet Media	$4,137,256	—	—	$4,137,256
Aircraft & Parts	3,473,630	—	—	3,473,630
Application Software	3,247,378	—	—	3,247,378
Construction & Mining Machinery	3,223,387	—	—	3,223,387
Entertainment Content	3,194,260	—	—	3,194,260
Security Services	3,159,244	—	—	3,159,244
Rubber & Plastic	3,026,945	—	—	3,026,945
Semiconductor Manufacturing	2,934,050	—	—	2,934,050
Beverages	2,903,302	—	—	2,903,302
Specialty Pharma	2,854,425	—	—	2,854,425
Professional Services	2,610,195	—	—	2,610,195
Containers & Packaging	2,290,230	—	—	2,290,230
Food Services	1,728,170	—	—	1,728,170
Agricultural Chemicals	1,319,164	—	—	1,319,164
Consumer Finance	772,896	—	—	772,896
E-commerce Discretionary	608,556	—	—	608,556
Other Common Stocks	6,690,399	—	—	6,690,399
Short-term Investment	—	$14,359,000	—	14,359,000
	$141,947,693	$14,359,000	—	$156,306,693

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the year ended September 30, 2015.

NOTE 8 — Line of Credit

The Fund, along with FPA U.S. Value Fund, Inc., formerly FPA Perennial Fund, Inc. (another mutual fund managed by the Adviser), has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA U.S. Value Fund, Inc. pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the year ended September 30, 2015, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During The Period
1.38%	$49,425	1	$25	$49,425

*  Number of Days Outstanding represents the total of single or consecutive days during the year ended September 30, 2015 that the Fund's available line of credit was utilized.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$14,359,000	$14,359,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $14,650,350 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA PARAMOUNT FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 19, 2015

FPA PARAMOUNT FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2015, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Directors, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers, Gregory A. Herr, who has managed the Fund since 2011, Pierre O. Py, who has managed the Fund since 2011, Victor Liu, who joined the Adviser in 2013, and Jason Dempsey, who joined the Adviser in 2013. The Board and the Independent Directors noted increased allocations to non-U.S. securities increases the complexity of the services to be provided by FPA, which would incur additional costs and responsibilities for researching and trading securities, overseeing service providers and other matters, and they noted the nature, extent and quality of these services provided by FPA to other Funds that invest in non-U.S. securities. The Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser, including if the proposed strategy and team were implemented, would benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of global multi-cap core funds and global multi-cap growth funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors discussed the Fund's relative investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund underperformed its Peer Group for the one-, three- and ten-year periods ending March 31, 2015 but had outperformed the Peer Group for the five-year period ending March 31, 2015. In addition, the Fund outperformed the Fund's benchmark, MSCI all Country World Index for ten-year period ending June 30, 2015 but underperformed the Index for the one-, three and five-year periods ending June 30, 2015. They also noted that Morningstar continued to give the Fund a "Neutral" Analyst Rating due to the change in the portfolio management team on September 1, 2013. Morningstar noted that the new strategy did not have a track record, but that Mr. Py had produced strong returns for another fund investing in non-U.S. securities, and that Mr. Herr had been a member of the team providing portfolio management services to the Fund since 2007. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels, noting that the Adviser is waiving a portion of the Fund's advisory fee in order to maintain a maximum limit of the Fund's expense ratio. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees and overall expense ratio were near the average of those for the Peer Group. They noted that FPA believed that the fee was competitive within the industry for similar global funds and recognized the increased complexity of managing a global fund. In addition, the Directors noted that the fee rate

FPA PARAMOUNT FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

charged to the Fund is the same as the fee rate proposed to be charged by the Adviser on the institutional accounts managed in a similar style by the portfolio managers, although they recognized FPA did not currently have any such accounts. The Board and the Independent Directors noted that the advisory fee is consistent with advisory fees charged by FPA to another Fund investing in non-U.S. securities, and they noted that FPA had initially proposed this consistency to create a proper alignment of internal incentives for the portfolio management team. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. It was noted that effective as of March 23, 2015, the Fund engaged State Street to provide financial and administrative services and that the Adviser is no longer being reimbursed for financial and administrative services by the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the proposed fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources: staffing. The Board and the Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in: (1) the portfolio management team, analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) in information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. They considered the Adviser's representation that it would invest in additional investment analysts supporting the investment team and strategy when appropriate. The Board and the Independent Directors also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the

FPA PARAMOUNT FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

Independent Directors also noted that asset levels of the Fund are currently lower than they were last year, yet the Adviser has continued to make investments in personnel servicing the Fund.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that breakpoints currently are not appropriate for the Fund given the ongoing investments the Adviser is making in its business and its proposed investments for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Trustees concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints to the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's portfolio management team. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services currently provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2016.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2015 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2015	$1,000.00	$1,000.00
Ending Account Value September 30, 2015	$891.30	$1,018.59
Expenses Paid During Period*	$6.13	$6.48

*  Expenses are equal to the Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2015 (183/365 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Director and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – (66)†	Director * Years Served: <1	Consultant, ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007-2014.	7
Thomas P. Merrick – (78)†	Director* Years Served: 7	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Director* Years Served: 2	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Director* Years Served: 3	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Gregory A. Herr – (43)	Portfolio Manager Years Served: 4	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
Pierre O. Py – (39)	Portfolio Manager Years Served: 4	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.
J. Richard Atwood – (55)	President Years Served: 18	Managing Partner of the Adviser.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued (Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

E. Lake Setzler – (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Brian F. Link – (42)	Assistant Secretary Years Served: <1	Vice President and Managing Counsel of State Street Bank and Trust Company
Michael P. Gomez – (30)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

(This page has been left blank intentionally.)

FPA PARAMOUNT FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPRAX
CUSIP: 302546106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA PARAMOUNT FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable.

(c)                                  The registrant amended the code of ethics during the period to update the list of covered officers and make other administrative changes.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in Item 3(a)(2) of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2014	2015
(a)	Audit Fees	$36,720	$39,500
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees[1]	$8,160	$8,600
(d)	All Other Fees	$-0-	$-0-

1  Fees with respect to preparation of tax returns.

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                                  the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                               the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.

The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 2, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	December 2, 2015